Toys-Japan share acquisition	12 Months Ended
Jan. 28, 2012
Toys-Japan share acquisition

Note 18—Toys—Japan share acquisition

On September 24, 2009, TRU Japan Holdings 2, LLC (“Holdings 2”), a wholly owned subsidiary, announced an open tender offer to purchase the remaining outstanding shares of Toys—Japan from all non-affiliated public shareholders at ¥587 ($6.54 at November 11, 2009) per share. The tender offer closed on November 10, 2009, on which date Holdings 2 purchased 9,687,056 shares (approximately 28% of Toys—Japan) for approximately $66 million, including $2 million of transaction costs. As a result of this purchase, we owned 31,226,284 shares or approximately 91% of Toys—Japan at January 30, 2010.

As we maintained financial control of Toys—Japan during the transaction, the additional ownership interest acquired in Toys—Japan was accounted for as an equity transaction between owners in accordance with ASC 810. Upon acquisition of the additional ownership interest, Noncontrolling interest decreased by $82 million, representing the percentage of ownership purchased during the tender offer at historical costs. The net $16 million difference between the fair value of the consideration paid and the carrying amount of the Noncontrolling interest acquired was recognized as a net increase in Toys “R” Us, Inc. stockholders’ equity, consisting of a $4 million reduction in Additional paid-in-capital and a $20 million reduction in Accumulated other comprehensive loss.

At a special shareholders’ meeting of Toys—Japan on January 19, 2010, the shareholders approved (through various steps) an exchange of the remaining outstanding common stock of Toys—Japan (“Toys—Japan Common Stock”) for a new class of stock (“New Stock”) at an exchange ratio of 1 to 3,289,647. This exchange resulted in all noncontrolling public shareholders receiving a fractional share of New Stock. As Toys—Japan is not permitted to issue fractional shares, all shareholders entitled to fractional shares of New Stock are only entitled to cash in the amount of ¥587 for each share of Toys—Japan Common Stock held by such shareholder. The acquisition of the fractional shares was approved by the court on April 15, 2010, resulting in the purchase of approximately 9% of Toys—Japan and cash of approximately $21 million, of which $1 million is being held for payment to the fractional shareholders, as of January 28, 2012. Effective as of April 15, 2010, Toys “R” Us Japan Holdings, Inc., a wholly owned subsidiary, and Holdings 2 are the sole shareholders of Toys—Japan. Upon acquisition of the additional ownership interest, the remaining Noncontrolling interest of $30 million was eliminated, and the difference between the purchase price paid and the carrying value of the Noncontrolling interest acquired was recognized as a net increase in Toys “R” Us, Inc. stockholders’ equity, consisting of a $3 million increase in Additional paid-in capital and a $6 million reduction in Accumulated other comprehensive loss.